EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Washington Mutual, Inc., et al. Case No. 08-12229 (MFW)
Reporting Period: 08-01-09 to 08-31-09

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a	Refer to attached stmt
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements	MOR-1c	Refer to attached stmt
Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.
Statement of Operations	MOR-2	Yes	See attached notes
Balance Sheet	MOR-3	Yes	See attached notes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		n/a	Payroll services outsourced including remission of taxes
Copies of tax returns filed during reporting period		n/a	See listing of filings
Summary of Unpaid Postpetition Debts	MOR-4	n/a	Detail on face of balance sheet.
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ John Maciel	September 29, 2009
Signature of Authorized Individual*	Date

John Maciel	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

DISCLAIMER

Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together, the “Debtors”) caution investors and potential investors in WMI not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; does not purport to present the market value of WMI’s assets and liabilities or the recoverability of WMI’s assets; is in a format prescribed by applicable bankruptcy laws; and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results. This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), the Debtors each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware. Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision, appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB. Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of Washington Mutual Bank fsb, to JPMorgan Chase Bank, National Association (“JPMorgan”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMI and WMB jointly maintained their respective financial records. As a result of the Sale, many of the Debtors’ books and records were seized by the FDIC and transferred to the custody of JPMorgan. Accordingly, the Debtors are not in control of certain information relating to their operations and financial affairs, including, but not limited to, certain accounting information. In addition, as of the date of the Sale, substantially all of WMB’s employees became employees of JPMorgan. Accordingly, this Monthly Operating Report was prepared, in part, based upon the information and work product and/or representations made available to the Debtors and their professionals by representatives of WMB and JPMorgan.

Results represented in this Monthly Operating Report are consistent with WMI’s accounting practices as of the Petition Date. However, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted. The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
August 2009 Monthly Operating Report -- UNAUDITED
MOR 1 -- Schedule of Cash Receipts and Disbursements

	Washington Mutual, Inc.							WMI Investment Corp.
Account	Deposit	Deposit	Deposit	Deposit	Money Market	General		Deposit	General
Bank	WMB/JPM	WMB/JPM	WMB/JPM	WMB/JPM	Bank of America	Bank of America		WMB/JPM	Bank of America
Bank Account	xxx0667	xxx4234	xxx9626	xxx9663	xxx0658	xxx4228	WMI	xxx4704	xxx4231	WMI Inv Corp	Combined
GL Account	70 /10450	70 / 10441	70 / 10451	70 / 10452	70 / 12510	70 /10305	Total	467 / 10450	467 / 10305	Total	Total

Opening Balance - 07/31/2009	261,693,638	3,673,083,998	4,657	748,814	21,235,103	3,703,630	3,960,469,840	53,561,191	3,605,019	57,166,210	4,017,636,050

Receipts

Interest & investment returns	44,452	620,863	-	127	2,285	156	667,883	9,098	101,166	110,264	778,147
Tax refunds						-	-			-	-
Reimbursements/distributions from subs						-	-			-	-
Sales of assets/securities						3,175,347	3,175,347			-	3,175,347
Return of funds from debt trustee						-	-			-	-
Death benefit proceeds						-	-				-
Other miscellaneous receipts						-	-			-	-
Total Receipts	44,452	620,863	-	127	2,285	3,175,503	3,843,230	9,098	101,166	110,264	3,953,494

Transfers

Sweep to/(from) Money Market account					(8,000,000)	8,000,000	-			-	-
Sweep to Wells Managed Account					-	-	-		(3,550,000)	(3,550,000)	(3,550,000)
Total Transfers	-	-	-	-	(8,000,000)	8,000,000	-	-	(3,550,000)	(3,550,000)	(3,550,000)

Disbursements

Salaries and benefits						352,383	352,383	-	-	-	352,383
Travel and other expenses						12,742	12,742	-	-	-	12,742
Occupancy and supplies						142,032	142,032	-	-	-	142,032
Professional fees						9,556,488	9,556,488	-	-	-	9,556,488
Other outside services						559,699	559,699	-	-	-	559,699
Bank fees						15,035	15,035	-	14	14	15,049
US Trustee quarterly Fees						-	-	-	-	-	-
Directors fees						65,000	65,000	-	-	-	65,000
Miscellaneous adjustments						-	-	-	-	-	-
Total Disbursements	-	-	-	-		10,703,378	10,703,378	-	14	14	10,703,392

Net Cash Flow	44,452	620,863	-	127	(7,997,715)	472,124	(6,860,149)	9,098	(3,448,848)	(3,439,750)	(10,299,898)

Cash - End of Month	261,738,090	3,673,704,861	4,657	748,941	13,237,388	4,175,754	3,953,609,691	53,570,289	156,171	53,726,460	4,007,336,152

GL Balance	261,738,090	3,673,704,861	4,657	748,942	13,237,388	4,175,754	3,953,609,691	53,570,289	156,171	53,726,460	4,007,336,151

Net value - short-term securities							647,600,367			220,921,318	868,521,686

Total Cash & Cash Equivalents							4,601,210,059			274,647,778	4,875,857,836

re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)

August 2009 Monthly Operating Report -- UNAUDITED

MOR 1a and MOR 1c -- Cash

Bank Reconciliations

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

I attest that each of the Debtors' bank accounts is reconciled to monthly bank statements except that certain account ending in 4234 (the "Excluded Account"). The Debtors' standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month 30 days after month end.

Recently, JPMorgan Chase Bank, National Association (“JPM”) transitioned the Excluded Account from the WaMu deposit platform to the Chase deposit platform. Since the transition, JPM has not provided the Debtors with account statements related to the Excluded Account for each of May and June 2009. JPM has provided a statement dated August 14, 2009 that reconciles to the Debtors’ July 31, 2009 balance. The August 31 balance agrees with the August 14, 2009 statement balance. We know of no transactions since August 14, 2009, thus the August 31, 2009 balance agrees with the statement.

/s/ John Maciel

John Maciel

Chief Financial Officer

Washington Mutual, Inc.

Case No. 08-12229 (MFW)
Washington Mutual, Inc.
MOR-1B: Schedule of Professional Fees Paid
Month Ended August 31, 2009

		Check		Amount Paid* - Aug'09		Amount Paid CTD
Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

Akin, Gump, Strauss, Hauer & Feld LLP	06/01/09 - 06/30/09	Wire	08/27/09	$ 470,451.00	$ 15,929.35	$ 5,611,587.65	$ 197,114.44
Alvarez & Marsal	06/01/09 - 07/31/09	Wires	08/06/09, 08/27/09	5,494,612.25	273,686.52	19,590,823.19	981,263.55
CONSOR Intellectual Asset Management	03/12/09 - 05/31/09	1727	08/27/09	41,593.20	-	207,966.00	3,249.00
CP Energy Group, LLC	02/03/09 - 05/31/09	1536, 1728	08/06/09, 08/27/09	39,285.71	63.88	39,285.71	63.88
Davis Wright Tremaine LLP	02/01/09 - 05/31/09	1706, 1729	08/13/09, 08/27/09	36,127.60	9.60	617,022.00	19,731.90
Elliott Greenleaf	04/01/09 - 06/30/09	1719, 1730	08/20/09, 08/27/09	56,486.40	1,801.27	102,249.60	4,586.04
FTI Consulting, Inc.	02/01/09 - 06/30/09	Wire	08/27/09	392,499.70	7,386.54	2,543,555.70	28,556.15
Gibson, Dunn & Crutcher LLP	02/01/09 - 05/31/09	Wire, 1731	08/06/09, 08/27/09	151,542.70	1,006.14	463,573.75	6,503.63
Grant Thornton	02/01/09 - 05/31/09	1537, 1732	08/06/09, 08/27/09	36,329.90	-	159,729.00	6,044.24
Joele Frank, Wilkinson Brimmer Katcher				-	-	91,072.50	5,689.86
John W. Wolfe, P.S.	02/02/09 - 06/30/09	1710, 1733	08/13/09, 08/27/09	87,266.80	314.50	345,705.20	557.00
Kurtzman Carson Consultants LLC				-	-	1,066,775.34	-
Miller & Chevalier Chartered	02/01/09 - 05/31/09	1544, 1737	08/06/09, 08/27/09	32,674.40	-	127,281.00	-
McKee Nelson LLP	02/01/09 - 05/31/09	Wires	08/06/09, 08/27/09	174,013.45	1,994.71	608,797.80	9,720.51
Milliman				-	-	29,697.49	-
Pepper Hamilton LLP	02/01/09 - 05/31/09	Wires	08/06/09, 08/27/09	165,198.80	4,052.75	1,228,320.92	60,250.20
Perkins Coie LLP	02/01/09 - 04/30/09	Wires	08/13/09, 08/27/09	192,333.40	2,424.95	912,334.75	19,338.72
PricewaterhouseCoopers LLP	01/29/09 - 05/31/09	Wire	08/06/09	637,581.20	77,011.49	637,581.20	77,011.49
Quinn Emanuel Urquhart Oliver & Hedges	04/03/09 - 05/31/09	Wire	08/27/09	942,823.60	12,281.80	1,625,468.00	30,037.11
Richards, Layton & Finger P.A.	02/01/09 - 05/31/09	Wires	08/06/09, 08/27/09	26,758.60	859.39	211,800.00	21,626.34
Shearman & Sterling LLP	02/01/09 - 05/31/09	1545, 1742	08/06/09, 08/27/09	47,806.30	1.38	639,143.00	16,701.58
Simpson Thacher & Bartlett LLP	01/01/09 - 05/31/09	Wire, 1743	08/06/09, 08/27/09	124,123.30	8,155.82	352,029.75	9,901.86
Towers, Perrin, Forster & Crosby, Inc.				-	-	80,901.43	-
Weil, Gotshal & Manges LLP				-	-	7,531,948.00	182,876.25

Total				$9,149,508.31	$ 406,980.09	$44,824,648.98	$1,680,823.75

* Interim fee applications for the period 01/01/09 - 05/31/09 and multiple invoices were paid during this period.

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
August 2009 Monthly Operating Report -- UNAUDITED
MOR 2 Statement of Operations for the period 8/1/09 to 8/31/09

	Washington Mutual, Inc.		WMI Investment Corp.
	August 2009	Cumulative to Date	August 2009	Cumulative to Date
Revenues:
Interest income:
Cash equivalents	770,929	9,686,084	50,930	448,123
Securities	273,565	2,834,133	-	2,976,201
Notes receivable - intercompany	46,341	885,809	-	1
Other	156	1,030,051	-	-
Total interest income	1,090,991	14,436,076	50,930	3,424,325
Earnings (losses) from subsidiaries and other equity investments	(1,301,825)	(212,538,647)	-	(23,722,803)
Gains (losses) from securities / investments	1,883,667	(10,632,557)	-	(112,354,077)
Other income	262,846	2,240,927	-	(0)
Total revenues	1,935,678	(206,494,201)	50,930	(132,652,555)

Operating expenses:
Compensation and benefits	323,994	4,417,899	-	-
Occupancy and equipment	91,992	927,519	-	-
Professional fees	1,736,370	5,482,949	-	148
Loss / (Income) from BOLI/COLI policies	(276,706)	(5,322,989)	-	-
Management fees / Transition services	150,755	1,995,781	-	-
Insurance	416,668	14,486,837	-	-
Other	148,875	1,096,534	11,478	380,174
Total operating expenses	2,591,946	23,084,530	11,478	380,323

Net profit (loss) before other income and expenses	(656,268)	(229,578,731)	39,452	(133,032,878)

Other income and expenses:
Interest expense:
Notes payable - intercompany	-	-	-	-
Borrowings	-	-	-	-
Total interest expense	-	-	-	-
Other expense / (income)	-	(55,028,000)	-	-

Net profit (loss) before reorganization items	(656,268)	(174,550,731)	39,452	(133,032,878)

Reorganization items:
Professional fees	4,230,837	57,998,783	-	-
US Trustee quarterly fees	2,600	66,000	-	5,850
Gains (losses) from sale of assets	-	-	-	-
Other reorganization expenses	548,407	6,124,276	-	-
Total reorganization items	4,781,844	64,189,059	-	5,850
Net profit (loss) before income taxes	(5,438,113)	(238,739,790)	39,452	(133,038,728)

Income taxes	-	50	-	-

Net profit (loss)	(5,438,113)	(238,739,840)	39,452	(133,038,728)

Income tax rate	0.0%	0.0%	0.0%	0.0%

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
August 2009 Monthly Operating Report -- UNAUDITED
MOR 3 Balance Sheet as of 8/31/2009 and 9/26/2008

	Washington Mutual, Inc.		WMI Investment Corp.
	8/31/09	9/26/08	8/31/09	9/26/08
Assets:
Unrestricted cash and cash equivalents	4,601,210,059	4,018,083,009	274,647,778	52,974,376
Restricted cash and cash equivalents	94,362,666	145,668,884	-	-
Investment securities	70,236,588	59,688,627	-	266,444,881
Accrued interest receivable	890,913	413,253	4,077	4,084,658
Accounts receivable	-	-	-	-
Income tax receivable	477,979,473	742,680,150	22,187,560	22,187,560
Prepaid expenses	1,493,855	11,311,510	-	-
Cash surrender value of BOLI/COLI	88,277,052	84,039,738	-	-
Funded Pension	39,173,922	638,870,071	-	-
Other investments	-	23,668,909	40,614,205	65,952,708
Investment in subsidiaries	1,473,892,317	1,895,218,467	-	-
Notes receivable - intercompany	12,275,931	58,001,133	565,844,197	565,844,197
Fixed Assets	104,946	-	-	-
Other assets	80,130,874	23,489,277	-	-
Total assets	6,940,028,595	7,701,133,028	903,297,818	977,488,380

Liabilities not subject to compromise (Postpetition):
Accounts payable	6,026,611	-	-	-
Taxes payable	-	-	-	-
Accrued wages and benefits	884,450	-	-	-
Other accrued liabilities	12,538,837	-	15,725	-
Rent and equipment lease payable	-	-	-	-
Deferred tax liability / (asset)	-	-	-	-
Other Liabilities - Intercompany	-	-	-	-
Other post-petition liabilities	-	-	-	-
Minority interest	1,113,271	3,104,022	-	-
Total post-petition liabilities	20,563,168	3,104,022	15,725	-

Liabilities subject to compromise (Pre-petition):
Senior debt	4,108,911,139	4,108,911,139	-	-
Subordinated debt	1,613,991,512	1,613,991,512	-	-
Junior subordinated debt	742,476,453	742,476,453
Accrued interest payable	75,907,764	75,907,764	-	-
Intercompany payables	684,095,259	684,095,258	-	-
Accounts payable	4,480,720	3,941,450	-	-
Taxes payable	550,080,833	550,080,833	-	-
Payroll and benefit accruals	407,236,707	407,215,221	-	-
Other accrued liabilities	86,421,167	92,259,015	-	-
Other pre-petition liabilities	198	223	-	-
Total pre-petition liabilities	8,273,601,752	8,278,878,868	-	-

Total liabilities	8,294,164,921	8,281,982,890	15,725	-

Shareholders' equity:
Preferred stock	3,392,341,954	3,392,341,953	-	-
Common stock	12,988,753,556	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(754,687,214)	(222,770,180)	22,187,560	(36,644,880)
Retained earnings - pre-petition	(16,741,804,781)	(16,739,175,191)	14,133,260	14,133,260
Retained earnings - post-petition	(238,739,840)	-	(133,038,728)	-
Total shareholders' equity	(1,354,136,325)	(580,849,862)	903,282,093	977,488,380

Total liabilities and shareholder's equity	6,940,028,595	7,701,133,028	903,297,818	977,488,380

re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

NOTES TO MOR-2 and MOR-3

Note 1: Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Securities”):

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of Washington Mutual, Inc. (“WMI”));

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI); and

•

Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Securities, the Conditional Exchange of the Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time). The documentation governing the Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI. If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

WMI and its advisors are currently assessing a number of legal, accounting and tax issues related to the Securities and the transactions related to the Conditional Exchange. Because of these unresolved issues, WMI has not yet reflected the Conditional Exchange and/or its attendant transactions on its financial statements, including any possible interests (direct or indirect, contingent or otherwise) in the Securities and the assets, as the case may be, of Washington Mutual Preferred Funding LLC.

Assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis, WMI’s financial statements would reflect (a) a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock; (b) an investment in subsidiary (i.e. WMB) of approximately $3.9 billion upon contribution of the Preferred Securities by WMI to WMB; and (c) an immediate and corresponding write-down of such investment in subsidiary.

Note 2: Restricted Cash and Cash Equivalents

WMI’s restricted cash and cash equivalents of $94 million includes $40 million of accumulated dividends related to amounts held in escrow pertaining to that certain action styled as American Savings Bank, F.A et al. v United States, Case No 92-872C pending in the United States Court of Federal Claims, $53 million in a deposit account pledged as collateral to secure prepetition intercompany transactions between WMI and WMB and $1 million held as part of a Rabbi Trust.

Note 3: Investment in Subsidiaries

WMI’s investment in subsidiaries represents the book value of WMI’s subsidiaries, including WMI Investment Corp. (“WMI Investment”). This balance does not represent the market value of these entities.

WMI subsidiaries hold unsecured notes receivable from WMB or JPMorgan, as the case may be, totaling approximately $179 million.

Note 4: Funded Pension

The funded pension balance reflects the (1) the market value of assets as of December 2, 2008 less (2) the November 2008 actuarial estimated settlement value of September 25, 2008 liabilities. The value does not reflect any recent changes in market values, interest rate assumptions and the participants since November 2008 which could materially affect the results.

Note 5: Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the Petition Date and adjusted for refunds collected. Generally, tax related claims and payables are recorded on `WMI’s books and records on a consolidated basis with the other members of the consolidated tax group and have not been adjusted for any potential claims against these assets. The current recorded balances do not reflect all expected refunds or payments as these amounts are currently being reviewed. The current estimate for the total expected refunds, net of potential payments, is in the range of approximately $2.6 - $3.0 billion. WMI understands that JPMorgan, the purchaser of substantially all of WMB’s assets, may seek to claim all or a portion of the expected tax refunds.

No provision or benefit from income taxes has been recorded as the NOL’s are expected to be sufficient to offset income during the reported period. Income tax expense contains alternative minimum taxes paid in certain states.

Note 6: Liabilities Subject to Compromise (Pre-Petition) – Payroll and benefit accruals

WMI’s pre-petition payroll and benefit accruals include balances reflecting WMI’s historic accounting policies related to pension accounting. Prior to the Petition Date, WMI recorded a $274 million liability in respect of such accruals and WMB recorded a $274 million asset, which amounts were netted out and eliminated on a consolidated basis. Neither balance was reported as an intercompany balance. WMI is analyzing these accounting entries and treatment within the context of its bankruptcy proceedings.

Washington Mutual, Inc. / WMI Investment Corp.	Case No. 08-12229 (MFW)
August 2009 Monthly Operating Report -- UNAUDITED
MOR 4 Status of Postpetition Taxes

		Washington Mutual, Inc.					WMI Investment Corp
		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition	Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition

Federal	NOTES

Withholding		30,223.00		61,287.00	(91,510.00)	-					-
FICA -- Employee		4,964.68		9,462.53	(14,427.21)	-					-
FICA -- Employer		4,964.68	9,462.53		(14,427.21)	-					-
Unemployment		112.00	70.66			182.66					-
Income	**					-					-
Other:						-					-
Total Federal		40,264.36	9,533.19	70,749.53	(120,364.42)	182.66	-	-	-	-	-

State and Local

Withholding	n/a
Sales	***					-
Unemployment		254.72	209.77			464.49
Disability		396.27	244.32	162.39		802.98
Real Property	n/a					-
Personal Property	n/a					-
Other		858.81	887.44			1,746.25

Total State and Local		1,509.80	1,341.53	162.39	-	3,013.72	-	-	-	-	-

Total Taxes		41,774.16	10,874.72	70,911.92	(120,364.42)	3,196.38	-	-	-	-	-

NOTES

** WMI has booked no federal income tax on its post-petition income tax provision, nor has it made any federal payments. WMI has booked $50.00 of state income tax on its post-petition income tax provision for its 2008 Arizona corporate income tax extension payment that was paid in April 2009.

*** WMI does not have any Washington or City of Seattle sales/use tax liability for the month of August.

I attest that all tax returns have been filed in accordance with federal / state / county / city requirements for the above period.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc., et al

Washington Mutual, Inc. and WMI Investment Corp.
Tax Return Filings
For the Period 8/01/2009 through 8/31/2009

Property Tax Filings:

No property tax returns were filed during the period 8/01/2009 through 8/31/2009.

Sales/Use Tax Filings:

No sales/use tax returns were filed during the period 8/01/2009 through 8/31/2009.

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	8/05/2009	8/05/2009
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	8/19/2009	8/19/2009
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	9/04/2009	8/31/2009

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed

No corporate income tax/franchise tax/gross receipts tax returns were filed during the period 8/01/2009 through 8/31/2009.

Case No. 08-12229 (MFW)
Washington Mutual, Inc.
MOR-4: Post Petition Accounts Payable Aging by Vendor
As of August 31, 2009

	Vendor	Current *	31 - 60	61- 90	91 and Over	Total

	Akin, Gump, Strauss, Hauer & Feld LLP	$597,002.35	$ -	$ -	$ -	$597,002.35
	AT&T	3,683.08	-	-	-	3,683.08
	Carl, Carl	280.00	-	-	-	280.00
	CONSOR Intellectual Asset Management	59,190.00	-	-	-	59,190.00
	CP Energy Group, LLC	20,064.91	-	-	-	20,064.91
	Davis Wright Tremaine LLP	24,334.50	-	-	-	24,334.50
	Depository Trust Company	1,472.00	-	-	-	1,472.00
	Elliott Greenleaf	11,261.40	-	-	-	11,261.40
	FTI Consulting, Inc.	50,939.30	-	-	-	50,939.30
	Gibson, Dunn & Crutcher LLP	62,869.32	-	-	-	62,869.32
	Grant Thornton	99,550.94	-	-	-	99,550.94
	Grayson, Helen	110.40	-	-	-	110.40
**	Intralinks	(1,300.00)	-	-	-	(1,300.00)
	Joele Frank, Wilkinson Brimmer Katcher	8,146.55	-	-	-	8,146.55
	John W. Wolfe, P.S.	11,930.80	-	-	-	11,930.80
	Kurtzman Carson Consultants LLC	63,114.78	-	-	-	63,114.78
	Logan, Doreen	2,289.49	-	-	-	2,289.49
	Mark Monitor, Inc.	12,900.00	-	-	-	12,900.00
	McKee Nelson LLP / Bingham McCutchen LLP	298,634.56	-	-	-	298,634.56
	Miller & Chevalier Chartered	18,244.50	-	-	-	18,244.50
	Palsha, Jane	48.54	-	-	-	48.54
	Pepper Hamilton LLP	115,718.15	-	-	-	115,718.15
	Perkins Coie LLP	129,671.87	-	-	-	129,671.87
	PricewaterhouseCoopers LLP	409,312.27	-	-	-	409,312.27
	Richards, Layton & Finger P.A.	23,875.43	-	-	-	23,875.43
	Shearman & Sterling LLP	63,604.92	-	-	-	63,604.92
	Smith, Charles E.	14,255.21	-	-	-	14,255.21
	Suzuki, Dennis	110.78	-	-	-	110.78
	Weil, Gotshal & Manges LLP	3,921,518.96	-	-	-	3,921,518.96
	Williams, Robert J.	3,775.95	-	-	-	3,775.95

	Total	$6,026,610.96	$ -	$ -	$ -	$6,026,610.96

NOTES
*Any holdback of professional fees, pursuant to professionals' fee applications, are included in “Current.”
** Unapplied credit.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Explanations

1.

On June 14, 2009, Wavelink Corporation was acquired by Wavelink Holdings Corp. Pursuant to the terms of the Agreement and Plan of Merger, Wavelink securities held by Washington Mutual, Inc. were converted into the right to receive $3.175 million in cash and a beneficial interest in note in the amount of $807,342.83. On August 12, 2009 WMI received the cash and an interest in the promissory note pertaining to this transaction.

2.	Pursuant to an order of the Bankruptcy Court dated October 8, 2008, the Debtors were authorized to continue using existing bank accounts and to open new debtor in possession bank accounts.